UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2026

ISQ Open Infrastructure Company LLC

(Exact name of registrant as specified in its charter)

Delaware	000-56735	33-2876284
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Brickell Avenue, PH, Miami, FL	33131
(Address of principal executive offices)	(Zip Code)

(786) 693-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

As of April 1, 2026, ISQ Open Infrastructure Company LLC (the “Company”) issued and sold the following unregistered shares of the Company to investors for cash or for services rendered by the independent directors of the Boards of Directors of the Company:

Class	Number of Shares Sold*	Aggregate Net Consideration*
Series I
F-STE Shares	511,274	$16,332,500
F-DTE Shares	-	-
F-ITE Shares	22,480	720,000
F-JTE Shares	33,609	1,071,625
STE Shares	-	-
DTE Shares	-	-
ITE Shares	-	-
JTE Shares	-	-
ETE Shares	-	-
Series II(1)
F-S Shares	512,221	16,367,616
F-I Shares	309,611	9,933,000
F-J Shares	249,420	7,963,000
E Shares	1,119	37,500

(1)	Only reflects share classes outstanding as of April 1, 2026 held by third parties.

*	Share and dollar amounts rounded to the nearest whole number.

The Company issued such shares for total aggregate net consideration of $52,425,241 (the “Proceeds”). The offer and sale of the shares above were exempt from the registration provisions of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2), including Regulation D (for sales to accredited investors) and/or Regulation S (for sales to non-U.S. investors outside of the United States) thereunder.

Item 8.01 Other Events.

Asset Acquisitions

During the month of April 2026, the Company increased its holdings in existing portfolio companies.

Transactional Net Asset Value

On April 29, 2026, the operating manager of the Company determined the Transactional Net Asset Value per share, being the price at which sales of the Company’s shares are made, of the following classes of the Company’s shares as of March 31, 2026 ($ in thousands, except shares and per share data):

Class	Monthly Transactional Net Asset Value*	Number of Shares Outstanding*	Transactional Net Asset Value per Share as of March 31, 2026
Series I
F-STE Shares	$16,540	517,754	$31.94
F-DTE Shares	12,777	401,563	31.82
F-ITE Shares	2,317	72,324	32.03
F-JTE Shares	22,590	708,472	31.88
STE Shares	3	110	31.68
DTE Shares	3	110	31.77
ITE Shares	3	110	31.82
JTE Shares	3	110	31.74
ETE Shares	3	80	33.07
Series II(1)
F-S Shares	24,279	759,798	31.95
F-I Shares	12,851	400,558	32.08
F-J Shares	126,762	3,970,498	31.93
E Shares	15,178	453,080	33.50

(1)	Only reflects share classes outstanding as of April 1, 2026 held by third parties.

*	Share and dollar amounts rounded to the nearest whole number.

For additional information, please see details included in Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

99.1	Net Asset Value as of March 31, 2026
104	Cover Page Interactive Data File, formatted in Inline XBRL

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISQ OPEN INFRASTRUCTURE COMPANY LLC

By:	/s/ Starr Frohlich
Name:	Starr Frohlich
Title:	Principal Financial Officer

Date: May 5, 2026

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